UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
November 4, 2010

Central Pacific Financial Corp.
(Exact name of registrant as specified in its charter)

Hawaii	0-10777	99-0212597
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.

220 South King Street, Honolulu, Hawaii	96813
(Address of principal executive offices)	(Zip Code)

(808) 544-0500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into Material Definitive Agreement.

On November 4, 2010, Central Pacific Financial Corp. (the “Company”) entered into separate investment agreements (the “Investment Agreements”) with an affiliate of The Carlyle Group (“Carlyle”) and an affiliate of Anchorage Capital Group, L.L.C. (“Anchorage” and collectively with Carlyle, the “Investors”), pursuant to which each Investor agreed, subject to certain conditions, to invest approximately $98 million in common stock, no par value, of the Company (the “Common Stock”) (each an “Investment” and, collectively, the “Investments”).  Each Investor will receive a number of shares of Common Stock at the closing equal to 24.9% of the outstanding shares of Common Stock (after giving effect to the transactions contemplated by its Investment Agreement but excluding any shares issuable upon exercise of options or warrants or in connection with stock appreciation rights), valuing each share at $0.75.  The Investments are part of an expected aggregate $325 million capital raise by the Company from institutional and other investors in a private placement.

Each Investment is subject to certain closing conditions, including, among others: (i) investments by other investors that, together with the Investments, total not less than approximately $325 million; (ii) the exchange of the Company’s preferred stock issued to the U.S. Treasury (“Treasury”) for common stock having a value of the sum of 25% of the liquidation preference of the preferred stock and 100% of the amount of accrued and unpaid dividends on the preferred stock as of the closing date; (iii) amendment of the warrant issued to the Treasury to reduce the exercise price to $0.75 per share; (iv) the receipt of certain required governmental approvals including approvals from banking regulators and antitrust clearance; (v) receipt of approval from the New York Stock Exchange (“NYSE”) to issue Common Stock in the capital raise in reliance on Section 312.05 of the NYSE Listed Company Manual (or, in the event that the NYSE does not provide such approval, receipt of shareholder approval of the issuance of Common Stock in the capital raise); (vi) the absence of burdensome regulatory conditions; (vii) maintenance of minimum liquidity levels; (viii) satisfaction of the capital ratios required by the consent order at the closing; (ix) no material change in tax laws relating to deferred tax assets; (x) receipt of a tax opinion and (xi) no material adverse effect.

Each Investment Agreement contains interim covenants of the Company to conduct its businesses in the ordinary course and to refrain from taking certain actions during such period, including amendments to organization documents, dividends or other distributions, reclassifications, stock splits and stock repurchases, issuances and sale of equity securities, hiring and termination of employees, change in compensation, employment agreements and other benefit arrangements, incurrence of liabilities outside of the ordinary course and indebtedness, changes to accounting policies or practices, settlement of litigation, tax elections and sale of certain assets, in each case subject to certain exceptions or limitations.

Each Investor is entitled to a board seat and an observer so long as it holds a specified minimum ownership percentage.  Each Investor is also entitled to certain preemptive rights and registration rights.  The Company and each Investor have agreed to provide each other certain indemnities .

Pursuant to the terms of the Investment Agreements, the Company has agreed to commence a rights offering (the “Rights Offering”) following the closing of the capital raise whereby shareholders of record as of the close of business on the trading day immediately preceding the closing date would receive transferable rights to purchase newly issued shares of Common Stock at a purchase price equal to $0.75 per share (the “Rights”).  The Rights will provide for the purchase of up to $20 million of Common Stock by holders of such Rights. In the event that the Rights Offering is over-subscribed, subscriptions by holders of the Rights shall be reduced proportionally based on such holders’ pro rata ownership of the Rights.

The foregoing description of the Investments and the Investment Agreements do not purport to be complete and are qualified in their entirety by reference to the Investment Agreements (including the exhibits thereto), which are filed as Exhibits 10.1 and 10.2 hereto, and are incorporated into this report by reference. The Investment Agreements and the above description of the Investment Agreements have been included to provide investors and security holders with information regarding the terms of the Investment Agreements.  They are not intended to provide any other factual information about the Company or its subsidiaries and affiliates.

Item 3.02.	Unregistered Sales of Equity Securities.

On November 4, 2010 the Company entered into definitive agreements providing for the sale of Common Stock for an aggregate combined total of approximately $195 million, as described above under Item 1.01.  To the extent required by Item 3.02 of Form 8-K, the information contained or incorporated in Item 1.01 of this Form 8-K is incorporated by reference in this Item 3.02.

The issuance and sale of the Common Stock to the Investors is exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended.  The Company has not engaged in general solicitation or advertising with regard to the issuance and sale of the Common Stock to the Investors and is not offering securities to the public in connection with the Investments.

Item 8.01.	Other Events.

On November 4, 2010, the Company issued a press release regarding the Company’s capital raising initiative.  A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
10.1	Investment Agreement, dated November 4, 2010, between Central Pacific Financial Corp. and Carlyle Financial Services Harbor, L.P.
10.2	Investment Agreement, dated November 4, 2010, between Central Pacific Financial Corp. and ACMO-CPF, L.L.C.
99.1	Press Release, dated November 4, 2010.

Cautionary Statement

The issuance of the securities in the $325 million capital raise have not been and will not be registered under the Securities Act of 1933, as amended, or any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws. This Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities, nor shall there be any sale of the securities in any jurisdiction or state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction or state.

Forward-Looking Statements

This Form 8-K and the attached exhibits contain forward-looking statements concerning the Company’s plans for raising capital, the conditions necessary for closing on proposed capital investments, concerning plans and objectives of management for future operations, concerning future economic performance, or concerning any of the assumptions underlying or relating to any of the foregoing. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts, and may include the words “believes”, “plans”, “intends”, “expects”, “anticipates”, “forecasts” or words of similar meaning. While we believe that our forward-looking statements and the assumptions underlying them are reasonably based, such statements and assumptions are by their nature subject to risks and uncertainties, and thus could later prove to be inaccurate or incorrect. Accordingly, actual results could materially differ from projections for a variety of reasons, to include, but not limited to: the impact of local, national, and international economies and events, including natural disasters, on the Company’s business and operations and on tourism, the military, and other major industries operating within the Hawaii market and any other markets in which the Company does business; the impact of regulatory actions on the Company including the Consent Order by the FDIC and the Hawaii Division of Financial Institutions; the impact of legislation affecting the banking industry including the Emergency Economic Stabilization Act of 2008 and the Dodd-Frank Act Wall Street Reform and Consumer Protection Act; the impact of competitive products, services, pricing, and other competitive forces; movements in interest rates; loan delinquency rates and changes in asset quality generally; the price of the Company’s stock; volatility in the financial markets and uncertainties concerning the availability of debt or equity financing; and the impact of regulatory supervision. For further information on factors that could cause actual results to materially differ from projections, please see the Company’s publicly available Securities and Exchange Commission filings, including the Company’s 2009 Form 10-K and 2010 Form 10-Qs. The Company does not update any of its forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Central Pacific Financial Corp.
(Registrant)

Date: November 5, 2010	/s/ John C. Dean
John C. Dean
Executive Chairman

INDEX TO EXHIBITS

Number	Description
10.1	Investment Agreement, dated November 4, 2010, between Central Pacific Financial Corp. and Carlyle Financial Services Harbor, L.P.
10.2	Investment Agreement, dated November 4, 2010, between Central Pacific Financial Corp. and ACMO-CPF, L.L.C.
99.1	Press Release, dated November 4, 2010.